                          Prospectus dated May 1, 2006
                                for interests in
                              Separate Account UV

                       Interests are made available under


                          ANNUAL PREMIUM VARIABLE LIFE

          a scheduled premium variable life insurance policy issued by

              JOHN HANCOCK LIFE INSURANCE COMPANY ("John Hancock")

The policy provides fixed account options with fixed rates of return declared by John Hancock
                     and the following investment accounts:

International Equity Index B
Blue Chip Growth
Real Estate Securities

Growth & Income
Managed

Active Bond
Money Market B

                            * * * * * * * * * * * *

     Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:



   o The first section is called "Summary of Benefits and Risks." It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.



   o Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.



   o Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.



   o Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.


Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements in conjunction with the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as "feeder funds", the prospectus for the corresponding "master fund" is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

                               TABLE OF CONTENTS





                                                              Page No.
                                                             ---------
SUMMARY OF BENEFITS AND RISKS .........................        4
The nature of the policy ..............................        4
Summary of policy benefits ............................        4
   Death benefit ......................................        4
   Surrender of the policy ............................        4
   Policy loans .......................................        4
   Optional benefit riders ............................        5
   Investment options .................................        5
Summary of policy risks ...............................        5
   Lapse risk .........................................        5
   Investment risk ....................................        5
   Transfer risk ......................................        5
   Market timing risk .................................        5
   Tax risks ..........................................        6
FEE TABLES ............................................        7
DETAILED INFORMATION ..................................      13
Table of Investment Options and Investment
   Subadvisers ........................................      13
Description of John Hancock ...........................      14
Description of John Hancock Variable Life
   Account UV .........................................      15
Premiums ..............................................      15
   Premium payments ...................................      15
   Ways to pay premiums ...............................      15
   Payment period and frequency. ......................      16
   Processing premium payments ........................      16
Lapse and reinstatement ...............................      16
The death benefit .....................................      17
   Guaranteed minimum death benefit ...................      17
   Variable sum insured ...............................      17
   Limitations on payment of death benefit ............      18
The account value .....................................      18
   Annual dividends ...................................      18
   Commencement of investment performance .............      18
   Allocation of future premium payments ..............      19
   Transfers of existing cash value ...................      19
   Limitation on number of investment options .........      19
Surrender .............................................      19
Policy loans ..........................................      20
   Repayment of policy loans ..........................      20
   Effects of policy loans ............................      20
Description of charges at the policy level ............      21
   Deductions from premium payments ...................      21
   Deductions from account assets .....................      21


                                                              Page No.
                                                             ---------
   Additional information about how certain policy
      charges work ....................................      21
   Sales expenses and related charges .................      21
   Method of deduction ................................      22
   Other charges we could impose in the future ........      22
Description of charges at the fund level ..............      22
Other policy benefits, rights and limitations .........      22
   Optional benefit riders you can add ................      22
   Changes that we can make as to your policy .........      23
   The owner of the policy ............................      23
   Policy cancellation right ..........................      23
   Reports that you will receive ......................      24
   Assigning your policy ..............................      24
   When we pay policy proceeds ........................      24
   General ............................................      24
   Delay to challenge coverage ........................      24
   Delay for check clearance ..........................      24
   Delay of separate account proceeds .................      24
   Delay of general account surrender proceeds ........      24
   How you communicate with us ........................      24
   General rules ......................................      24
   Telephone and facsimile transactions ...............      25
Distribution of policies ..............................      25
   Standard compensation ..............................      26
   Additional compensation and revenue sharing ........      26
   Differential compensation ..........................      26
Tax considerations ....................................      27
   General ............................................      27
   Policy death benefit proceeds ......................      27
   Other policy distributions .........................      27
   Policy loans .......................................      28
   Diversification rules and ownership of the
      Account .........................................      28
   7-pay premium limit and modified endowment
      contract status .................................      29
   Corporate and H.R. 10 retirement plans .............      29
   Withholding ........................................      29
   Life insurance purchases by residents of Puerto
      Rico ............................................      30
   Life insurance purchases by non-resident aliens.....      30
Financial statements reference ........................      30
Registration statement filed with the SEC .............      30
Independent registered public accounting firm .........      30

                         SUMMARY OF BENEFITS AND RISKS


The nature of the policy

     This prospectus describes three types of policies being offered by John
Hancock: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. The policies described in this prospectus are available only in New York. The minimum death benefit that may be bought is $25,000 for the Whole Life Policy, $50,000 for the Whole Life P 50 Policy and $100,000 for the Whole Life 100 Policy. For the Whole Life Policy and the Whole Life P 50 Policy, all persons insured must meet certain health and other criteria called "underwriting standards." All persons insured under the Whole Life 100 Policy must meet "preferred risk" and non-smoking underwriting standards. All policies may be issued on insured persons between ages of 0 and
75. Discounts are available to insured persons meeting non-smoking underwriting criteria.

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments."


Summary of policy benefits


Death benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

     When the insured person dies, we will pay the death benefit minus any indebtedness. The death benefit will be an amount equal to the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies, as discussed under "Variable Sum Insured".


Surrender of the policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness. This is called your "surrender value." You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "cash value" of your policy (assuming you take all dividend payments in cash) will, on any given date, be equal to:

     o the amount you invested,

     o plus or minus the investment experience of the investment options you've chosen, and

     o minus all charges we deduct.

     If you take a loan on your policy, your cash value will be computed somewhat differently. This is discussed under "Policy Loans."


Policy loans

     You may borrow from your policy at any time after the first policy year by completing the appropriate form. The minimum amount of each loan is $100. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your cash value, and may also result in adverse tax consequences.

Optional benefit riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.


Investment options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.


Summary of policy risks


Lapse risk

     If you don't pay a premium when due, you will have a 31 day "grace period" to make that payment. If you don't pay the premium by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period, unless the surrender value has been paid or otherwise exhausted, or the period of any extended term coverage (discussed below) has expired. To reinstate the policy, you must make the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.


Investment risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.


Transfer risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.


Market timing risk

     Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option's underlying fund to increased portfolio transaction costs and/or disrupt the fund manager's ability to effectively manage the fund's investment portfolio in accordance with the fund's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (see "Transfers of existing account value") and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see "How you communicate with us"). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.


Tax risks

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment contract", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES
     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, only one entry shows the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium.


                                     Transaction Fees
                 Charge                                  When Charge is Deducted
 Premium sales charge                        Upon payment of premium
 Premium tax charge                          Upon payment of premium
 Maximum adjustments for premium             Upon payment of premium
 payment frequency
 Annual administrative charge                Upon payment of premium once in each
                                             policy year
 Maximum charge for extra insurance          Upon payment of premium
 risk
 Additional first year administrative        Upon payment of premium in first policy year
 charge
 Maximum risk charge(1)                      Upon payment of premium
 Maximum deduction for dividends(2)          Upon payment of premium



                 Charge                                   Amount Deducted
 Premium sales charge                        9% of the basic annual premium
 Premium tax charge                          2.5% of each premium paid
 Maximum adjustments for premium             For monthly premiums, 0.0027 times
 payment frequency                           annual premium
                                             For quarterly premiums, 0.0100 times
                                             annual premium
                                             For semi-annual premiums, 0.0015
                                             times annual premium
 Annual administrative charge                $50
 Maximum charge for extra insurance          $79.91 per $1,000 of Initial Sum
 risk                                        Insured
 Additional first year administrative        $13 per $1,000 of Initial Sum Insured
 charge                                      for Variable Whole Life Policy
                                             $7 per $1,000 of Initial Sum Insured for
                                             Variable Whole Life P50 Policy
                                             $4 per $1,000 of Initial Sum Insured for
                                             Variable Whole Life 100 Policy
 Maximum risk charge(1)                      $4.82 per $1,000 of Initial Sum Insured
 Maximum deduction for dividends(2)          $27.02 per $1,000 of Initial Sum
                                             Insured


(1) The risk charge varies by the issue age of the insured person. The charge shown is for a policy issued to cover a 75 year old. This charge is imbedded in the base premium.

(2) This charge varies by the issue age of the insured person and the length of time the policy has been in effect. The charge shown is for a policy issued to cover a 75 year old that is in its eighth policy year. This charge is imbedded in the base premium.

     The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate, the charges shown in the first table are deducted from your policy assets. The second table is devoted only to optional rider benefits. The charges shown in the rider table are, in fact, premiums that must be paid with premiums for the base policy.


                                    Periodic Charges Other Than Fund Operating Expenses
                                          When Charge is                               Amount Deducted
             Charge                          Deducted                   Guaranteed Rate                  Current Rate
 Insurance charge:(1)
  Minimum charge                     Monthly                      $0.06 per $1,000 of AAR         $0.06 per $1,000 of AAR
  Maximum charge                     Monthly                      $83.33 per $1,000 of AAR        $83.33 per $1,000 of AAR
  Charge for representative          Monthly                      $0.40 per $1,000 of AAR         $0.40 per $1,000 of AAR
  insured person
 M&E charge(2)                       Daily                        .00137% of assets               .00137% of assets
 Maximum policy loan interest        Accrues daily Payable        8.0%                            8.0%
 rate(3)                             annually


(1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 10 year old female preferred non-tobacco underwriting risk. The "maximum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 99 year old male substandard tobacco underwriting risk. This includes the so-called "extra mortality charge." The "representative insured person" referred to in the table is a 45 year old male preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock representative.

(2) The effective annual rate equivalents of the actual unrounded daily rates charged are .50% and .50%, respectively.

(3) 8.0% is the effective annual interest rate charged in states where the fixed loan interest rate is applicable. In all other states, the loan interest rate is variable and will not be less than 5.50%. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate that is not more than 2.0% less than the loan interest rate then being charged. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.


                        Rider Charges(1)
                                                  When Charge is
                  Charge                               Paid
 Disability Benefit - Waiver of Premiums        Paid with, and
 Rider                                          in addition to,
                                                base premium
 Fixed Accidental Death Benefit Rider           Paid with, and
                                                in addition to,
                                                base premium
 Children's Insurance Benefit Rider             Paid with, and
                                                in addition to,
                                                base premium
 Applicant's Waiver of Premiums Benefit         Paid with, and
                                                in addition to,
                                                base premium
 Indeterminate Premium YRT Rider on             Paid with, and
 Insured and/or Spouse                          in addition to,
                                                base premium
 Initial Term Insurance Rider                   Paid with, and
                                                in addition to,
                                                base premium



                  Charge                                       Maximum Amount of Annual Charge
 Disability Benefit - Waiver of Premiums        $2.29 per $1,000 Initial Sum Insured
 Rider
 Fixed Accidental Death Benefit Rider           $1.14 per $1,000 of ADB coverage
 Children's Insurance Benefit Rider             $6.00 per $1,000 of Rider coverage, regardless of number of children
 Applicant's Waiver of Premiums Benefit         $2.63 per $1,000 of premiums waived
 Indeterminate Premium YRT Rider on             $97.76 per $1,000 of YRT coverage
 Insured and/or Spouse
 Initial Term Insurance Rider                   $5.89 per $1,000 of Initial Term Amount


(1) "Charges" for each of the riders shown above are, in fact, premiums to be paid in addition to premiums on the base policy. They are not deductions from policy values. Each charge shown is the maximum that can be assessed.

     The next table describes the minimum and maximumportfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.


            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
 Range of expenses, including management fees, distribution and/
                                                                       0.53%          0.88%
 or service (12b-1) fees, and other expenses

     The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee.The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use theportfolio as its underlying investment medium. All of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. The expense ratios shown in the table for the NAV class shares of a portfolio are estimates for the current fiscal year. In those cases where a portfolio had a Series I class of shares in operation during 2005, the NAV class estimates are based upon the expense ratios of the portfolio's Series I shares for the year ended
December 31, 2005 (adjusted to reflect the absence of a Rule 12b-1 fee applicable to the NAV shares).

     Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)


                                                   Management        12b-1          Other              Total
Portfolio                                             Fees            Fees        Expenses        Annual Expenses
--------------------------------------------      ------------      -------      ----------      ----------------
 International Equity Index BB/D/I .........      0.55%             N/A          0.04%           0.59%

                                                             Management       12b-1          Other              Total
Portfolio                                                       Fees           Fees        Expenses        Annual Expenses
------------------------------------------------------      -----------      -------      ----------      ----------------
 Blue Chip Growth ....................................      0.81%A           N/A          0.07%           0.88%
 Real Estate Securities ..............................      0.70%            N/A          0.06%           0.76%
 Growth & IncomeB ....................................      0.68%            N/A          0.08%           0.76%
 ManagedB ............................................      0.69%            N/A          0.06%           0.75%
 Active BondB ........................................      0.60%            N/A          0.07%           0.67%
 Money Market BB/D/I..................................      0.49%            N/A          0.04%           0.53%

AThe Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth portfolio. This waiver is based on the combined average daily net assets of this portfolio and the following fund of John Hancock Funds
II: Blue Chip Growth Fund the "T. Rowe Portfolios".

The percentage fee reduction is as follows:



Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the Management Fee)
----------------------------------      ----------------------------------------
  First $750 million..............                        0.00%
  Over $750 million...............                         5.0%


Effective November 1, 2006, the percentage reduction will be as follows:



Combined Average Daily Net                               Fee Reduction
Assets of the T. Rowe Portfolios            (as a percentage of the Management Fee)
-------------------------------------      ----------------------------------------
  First $750 million.................                        0.00%
  Next $750 million..................                         5.0%
  Excess over $1.5 billion...........                         7.5%


This voluntary fee waiver may be terminated at any time by the Adviser.

BCommenced operations April 29, 2005.

DBased on estimates for the current fiscal year.

IThe adviser for this fund has agreed, pursuant to its agreement with the John Hancock Trust, to waive its management fee (or, if necessary, reimburse expenses of the fund) to the extent necessary to limit the fund`s "Annual Operating Expenses". A fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund`s business. Under the agreement, the adviser's obligation will remain in effect until May 1, 2007 and will terminate after that date only if the John Hancock Trust, without the prior written consent of the adviser, sells shares of the fund to (or has shares of the fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. If this fee waiver had been reflected, the management fee shown for the, International Equity Index Trust B and Money Market Trust B would be 0.22% and 0.22%, respectively, and the Total Fund Annual Expenses shown would be 0.25% and 0.25%, respectively.

                              DETAILED INFORMATION
     This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.


Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust is a so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS LLC and indirectly benefit from any investment management fees JHIMS LLC retains.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:



 Portfolio                            Portfolio Manager
===============================      =============================
 International Equity Index B        SSgA Funds Management, Inc.



 Portfolio                            Investment Description
===============================      ===============================================================
 International Equity Index B        Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).

 Portfolio                       Portfolio Manager
==========================      ==================================
 Blue Chip Growth               T. Rowe Price Associates, Inc.
 Real Estate Securities         Deutsche Asset Management, Inc.
 Growth & Income                Independence Investment LLC
 Managed                         Independence Investmetn LLC
                                Capital Guardian Trust Company
                                Declaration Management &
                                Research LLC
 Active Bond                    Declaration Management &
                                Research LLC
                                Sovereign Asset Management, LLC,
                                LLC
 Money Market B                  MFC Global Investment
                                Management (U.S.A.) Limited



 Portfolio                       Investment Description
==========================      ==============================================================
 Blue Chip Growth               Seeks to achieve long-term growth of capital (current
                                income is a secondary objective) by investing, under
                                normal market conditions, at least 80% of the portfolio's
                                total assets in the common stocks of large and medium-
                                sized blue chip growth companies. Many of the stocks in
                                the portfolio are expected to pay dividends.
Real Estate Securities           Seeks to achieve a combination of long-term capital
                                appreciation and current income by investing under normal
                                market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate
                                companies.
 Growth & Income                Seeks income and long-term capital appreciation by
                                investing, under normal market conditions, primarily in a
                                diversified mix of common stocks of large U.S. companies.
 Managed                         Seeks the balanced accomplishment of (a) conservation of
                                principal and (b) long-term growth of capital and income
                                by investing the portfolio's assets in both equity and fixed-
                                income securities. The subadviser has full discretion to
                                determine the allocation between equity and fixed income
                                securities.
 Active Bond                    Seeks income and capital appreciation by investing at least
                                80% of its assets in a diversified mix of debt securities and instruments.
 Money Market B                  Seeks maximum current income consistent with
                                preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397
                                days or less issued primarily by U. S. entities.


* "Russell 2000 (Reg. TM)" is a trademark of Frank Russell Company. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of December 31, 2005, set out below:

     Russell 2000 Index - $105 million to $4.4 billion
     MSCI All Country World ex US Index - $419 million to $219.5 billion


Description of John Hancock

     We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2005, our assets were approximately $99.3 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     We have received the following ratings from independent rating agencies:

     A++ A.M.
     Best Superior companies have a very strong ability to meet their obligations; 1st category of 16

     AA+ Fitch Ratings
     Very strong capacity to meet policyholder and contract obligations; 2nd category of 24

     AA+ Standard & Poor's
     Very strong financial security characteristics; 2nd category of 21

     Aa2 Moody's
     Excellent in financial strength; 3rd category of 21

     These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.


Description of John Hancock Variable Life Account UV

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of John Hancock's other assets.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.


Premiums


Premium payments

     We call the investments you make in the policy "premiums" or "premium payments."


Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life ." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     o by wire or by exchange from another insurance company,

   o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     o if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Servicing Office.

Payment period and frequency.

     Premiums are payable annually or more frequently over the insured person's lifetime in accordance with our published rules and rates. Premiums are payable on or before the due date specified in the policy. A refund or charge will be made to effect premium payment to the end of the policy month in which the insured person dies.


Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     o The tax problem resolves itself prior to the date the refund is to be made; or

   o The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.



Lapse and reinstatement

     If you don't pay a premium when due, you will have a 31 day "grace period" to make that payment. If you don't pay the premium by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period, unless the surrender value has been paid or otherwise exhausted, or the period of any extended term coverage (discussed below) has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a prescribed amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid premium from the death benefit, prorated to the end of the month of the insured person's death.

     Prior to the end of the business day immediately preceding the 70th day after the beginning of the grace period, any policy values available (as determined in accordance with the policy) may be applied as of the beginning of the grace period under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person commencing at the beginning of the grace period.

     Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available policy values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy values will purchase.

     For example, using a Variable Whole Life P50 Policy (Age 25 years Male-Smoker) and a 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of policy year 5, the insurance coverage provided by the options on lapse would be as follows:


  Variable or Fixed
 Paid-Up Whole Life                        Fixed Extended Term Insurance
--------------------                --------------------------------------------
    Death Benefit                    Death Benefit        Term in Years and Days
--------------------       or       ---------------      -----------------------
  $10,427                           $62,736                 12 years 331 days

     If no option has been elected before the end of the business day immediately preceding the 70th day after the beginning of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

     If the insured person dies after the grace period but before the end of the business day immediately preceding the 70th day after the beginning of the grace period and prior to any election, and if the policy is then in force, we will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the policy.

     A policy continued under any option may be surrendered for its cash value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.

     Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstatement.


The death benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

     When the insured person dies, we will pay the death benefit minus any indebtedness. The death benefit will be an amount equal to the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies, as discussed below.


Guaranteed minimum death benefit

     The guaranteed minimum death benefit is equal to the Initial Sum Insured on the date of issue of the policy. We guarantee that, regardless of what your variable investment options earn, the death benefit will never be less than the guaranteed minimum death benefit.


Variable sum insured

     After the first policy month, the Variable Sum Insured is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a business day.) The Variable Sum Insured remains level during the policy month following the determination.

     Changes in the Variable Sum Insured for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate
(ANIR) for each business day and the policy's assumed annual rate of 41/2% is translated, on an actuarial basis, into a change in the Variable Sum Insured.

     The Variable Sum Insured would increase on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of 41/2% to result in such an increase. If the ANIR was equivalent to an annual rate of less than 41/2%, the Variable Sum Insured would be reduced. The percentage change in the Variable Sum Insured is not the same as the Account Net Investment Rate, however.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.


The account value

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest (your so-called "net premium") in the investment options you've elected. We invest an amount equal to each net premium for your policy on the date of issue and on each premium due date thereafter, even if we actually receive your corresponding premium payment before or after that date.

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your cash value. We describe these charges under "Description of Charges at the Policy Level."


Annual dividends

     These policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which we annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the policy anniversary beginning not later than the end of the second policy year for the Variable Whole Life 100 Policy and not later than the end of the third policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.

     Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a policy is surrendered before dividends become payable, you do not benefit from having a participating policy.

     Both federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for federal or state income tax purposes.

     Dividend illustrations published at the time of issue of a policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

     Each year our actuaries analyze the current and recent past experience and compare it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuaries then determine what dividends can be equitably apportioned to each Policy class and make a recommendation to our Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year's dividend.

     You may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least 31/2% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.


Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.


Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers of not less than 10% for any option and must total 100%.


Transfers of existing cash value

     You may also transfer your existing cash value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. You may not make more than six transfers in each policy year. A confirmation of each transfer will be sent to you.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

     Subject to the annual restriction noted above, our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, and in applying the limitation on the number of free transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern Time) to the close of that business day (usually 4:00 p.m. Eastern Time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction (but still subject to the annual restriction noted above), we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits:
(i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

If we change any of the above rules relating to transfers, we will notify you of the change.


Limitation on number of investment options

     Whether through the allocation of premium or through the transfer of existing cash value, you can never be invested in more than five investment options at any one time.


Surrender

     You may surrender your policy in full at any time for its "surrender value." You must return your policy when you request a full surrender. The surrender value will be the policy cash value plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness.

Policy loans

     You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is what we call your "Loan Value." The Loan Value will be 90% of the total of the policy cash value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. However, if you elect the Fixed Loan Interest Rate, interest accrues and is compounded daily at an effective annual rate of 8%.

     The amount of any outstanding loan plus accrued interest is called the "indebtedness." Except when used to pay premiums, a loan will not be permitted unless it is at least $100. You may repay all or a portion of any indebtedness while the insured person is living and premiums are being duly paid. Any loan is charged against the variable investment options in proportion to the policy cash value allocated to the variable investment options and, upon repayment, the repayment is allocated to the variable investment options in proportion to the outstanding indebtedness in each variable investment option at such time.

     We determine the Variable Loan Interest Rate annually. The Fixed Loan Interest Rate is 8% for the life of the policy. At the time of issue, you can elect which loan interest rate will apply to any policy loan. If permitted by the law of the state in which the policy is issued, you may change a prior choice of loan interest rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next policy anniversary.

     The Variable Loan Interest Rate determined annually for a policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of 51/2% or the Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published Monthly Average means Moody`s Corporate Bond Yield Average as published by Moody's Investors Service, Inc. or any successor thereto.

     The amount of the loan deducted from the investment options is placed in a special loan account. This special loan account will earn interest at an effective annual rate that is not more than 2% below the interest rate we are then charging on the loan (assuming no taxes).


Repayment of policy loans

     If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.


Effects of policy loans

     The cash value, the net cash surrender value, and the death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding indebtedness equals or exceeds the policy's cash value (plus any cash values under a dividend option providing paid-up insurance), the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations").

Description of charges at the policy level


Deductions from premium payments

   o Premium tax charge - A charge to cover expected state premium taxes we must pay, on average. This charge is 2.5% of each premium.

   o Adjustment for premium payment frequency - If you select a premium payment mode other than annual (so that we receive your premiums over the course of the year, rather than all at the beginning), there will be less value in your policy to support it during the course of the year. To compensate for the risk to us that this creates, the rate we set for each non- annual premium includes an additional amount that we retain, rather than crediting it to your policy.

     o Annual administrative charge - A charge of $50 in each policy year to help defray our annual administrative expenses.

   o Charge for extra insurance risk - The amount of premiums we may require may include an additional component if the insured person presents particular mortality risks. We retain these additional amounts to compensate us for that risk.

   o Optional benefits charge - The amount of premiums we require is increased by an additional component to cover any optional rider benefits you choose for your policy. We retain such additional amounts to compensate us for the obligations we assume under the rider(s).

   o Premium sales charge - A charge not to exceed 9% of the basic annual premium during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured person, based on the 1980 Commissioners Standard Ordinary Mortality Table. (The basic annual premium is the annual premium less the premiums for any optional rider benefits, additional charges for extra mortality risks and the $50 annual administrative charge). The charge during the first two policy years shall not exceed 30% of the basic annual premium paid during the first policy year plus 10% of the basic annual premium paid for the second policy year. Charges of 10% or less are made for later policy year.

   o Additional first year administrative charge - A charge in the first policy year at the rate of $13 per $1,000 of the Initial Sum Insured (as shown in the policy) for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the policy.

   o Risk charge - A charge necessary to cover the risk we assumed that the Variable Sum Insured will be less than the guaranteed minimum death benefit. This charge will vary by age of the insured person but averages approximately 3% of the basic annual premium.

   o Deduction for dividends - A deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the policy. This deduction will vary by age of the insured person and duration of the policy but is expected to average approximately 5-9% of the basic annual premium.


Deductions from account assets

   o Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates will never be more than those based on the 1980 Commissioners Standard Ordinary Mortality Tables. Cost of insurance rates generally increase each year that you own your policy, as the insured person`s attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date).

   o M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. The current charge is at an effective annual rate of .50% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .50%.


Additional information about how certain policy charges work


Sales expenses and related charges

     The premium sales charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level".) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully covered by the annual administrative charge and the additional first year administrative charge may also be recovered from such other sources.


Method of deduction

     We deduct the monthly charges described in the section from your policy's investment options in proportion to the amount of cash value you have in each.


Other charges we could impose in the future

     We currently make no charge for our federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.


Description of charges at the fund level

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the Fee Tables section) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


Other policy benefits, rights and limitations


Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. We may change rider premiums (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

   o Disability Benefit - Waiver of Premium Rider - This rider waives premiums for the policy during the total disability (as defined in the rider) of the insured person. If total disability begins prior to age 60, premiums will be waived for the duration of the policy so long as total disability continues. If total disability begins on or after age 60, premiums will be waived only up to the earlier of (i) age 65 or (ii) the cessation of total disability.

   o Fixed Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person`s death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

   o Children's Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person`s 65th birthday, (iv) election to convert to permanent coverage on the child's 18th birthday, or (v) the child`s 22nd birthday. Since we don't know which children are covered at any point in time, it is up to you to terminate the rider if it no longer suits your needs.

   o Applicant's Waiver of Premium Benefit Rider - This rider waives premiums for the policy during the total disability (as defined in the rider) of the applicant for the policy. If total disability begins prior to age 60, premiums will be waived for the duration of the policy so long as total disability continues. If total disability begins on or after age 60, premiums will be waived only up to the earlier of (i) age 65 or (ii) the cessation of total disability.

   o Indeterminate Premium YRT Rider on Insured and/or Spouse - This rider provides a level or decreasing amount of term insurance on the life of the insured person and/or the insured person's spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, you must choose the term period and whether the coverage amount is level or decreasing.

   o Initial Term Insurance Rider - This rider provides immediate coverage on the life of the insured person for term periods of one to eleven months prior to the policy's date of issue. The rider is for those who want to select a date of issue that is one to eleven months subsequent to the date of application.


Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the federal tax laws and is in compliance with any changes in federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     o Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     o Combining or removing investment options

     o Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.


The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term "you" appears in this prospectus, we've assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser. While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     o Determine when and how much you invest in the various investment options

     o Borrow amounts you have in the investment options

     o Change the beneficiary who will receive the death benefit

     o Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     o Reduce the amount of insurance by surrendering part of the policy

     o Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.


Policy cancellation right

     You have the right to cancel your policy within the latest of the following periods:

     o 10 days after you receive it (this period may be longer in some states);

     o 10 days after mailing by John Hancock of the Notice of Withdrawal Right;
   or

     o 45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the John Hancock representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and cash value, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.


Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.


When we pay policy proceeds


General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.


Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.


Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.


Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.


Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.


How you communicate with us


General rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     o loans

     o surrenders

     o change of beneficiary

     o election of payment option for policy proceeds

     o tax withholding elections

     o election of telephone transaction privilege

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     o transfers of account value among investment options

     o change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person`s death and related documentation to our Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.


Telephone and facsimile transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers amoung investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.


Distribution of policies

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment options under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     Through JH Distributors, John Hancock pays compensation to broker-dealers for the promotion and sale of the policies. The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy. (See "Description of charges at the policy level".)

     A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to policies that have already been purchased.


Standard compensation

     The compensation paid to sales representatives may vary depending on the selling agreements, but commissions for sale of the policies (not including riders) are not expected to exceed 55% of the premium paid in the first policy year, 15% of the premium paid in the second policy year, 10% of the premium paid in the third through sixth policy years, 5% of the premium paid in the sixth through tenth policy years, and 3% of the premium paid in each policy year thereafter. The amount and timing of this compensation may differ among sales representatives, but would not be expected to materially exceed the foregoing schedule on a present value basis.


Additional compensation and revenue sharing

     To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker-dealers may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, JH Distributors and is affiliates may contribute to, as well as sponsor, various educational programs, sales contests, and/or other promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash or other rewards.

     These arrangements will not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Differential compensation

     Compensation negotiated and paid by John Hancock pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable policies or contracts. These compensation arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the policies of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy.


Tax considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

     The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the policy in any such arrangment, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advise on the tax attributes of the particular arrangement.


General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. (See "Other policy distributions" below.) Amounts you borrow are generally not taxable to you. (See "Policy loans" below.)

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)


Policy death benefit proceeds

     We expect the policy to receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with Section 7702.

     If the policy complies with Section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under
Section 101 of the Code.


Other policy distributions

     Increases in policy value as a result of interest or investment experience will not be subject to federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner in order for the policy to continue to comply with the Section 7702 definitional limits. Changes that reduce benefits include partial withdrawals and death benefit option changes. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in Section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocabale trust, the death benefit will be includible in his or her estate for purposes of the federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the account value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.


Policy loans

     We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.


Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds` prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

   o First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

   o Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

   o Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

     o is made on or after the date on which the policy owner attains age
591/2;

     o is attributable to the policy owner becoming disabled; or

    o is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

     Moreover, if benefits under a policy are reduced (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.


Corporate and H.R. 10 retirement plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.


Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under life insurance policy issued by a United States company is U.S.-source income that is subject to United States federal income tax.


Life insurance purchases by non-resident aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.


Financial statements reference

     The financial statements of John Hancock and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.


Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.


Independent registered public accounting firm

     The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Separate Account UV of John Hancock Life Insurance Company at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     In addition to this prospectus, John Hancock has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about John Hancock and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock representative. The SAI may be obtained by contacting the John Hancock Servicing Office. You should also contact the John Hancock Servicing Office to request any other information about your policy or to make any inquiries about its operation.


           JOHN HANCOCK SERVICING OFFICE
       Express Delivery              Mail Delivery
       Life Operations               P.O. Box 111
  197 Clarendon Street, C-6        Boston, MA 02117
       Boston, MA 02117
            Phone:                       Fax:
        1-800-732-5543               617-572-1571

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.












1940 Act File No. 811-7766 1933 Act File No. 33-63900